Prospectus Supplement
John Hancock Variable Insurance Trust

Small Cap Core Trust (the fund)
Supplement dated October 30, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective December 31, 2026 (the Effective Date), Bill Tabot, CFA will no longer serve as a portfolio manager of the fund. As of the Effective Date, Ryan Davies, CFA and Joseph Nowinski will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Mr. Tabot will be removed from the Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.